Exhibit 99.1

IQM, a Global Leader in Quantum Computing, and Real Asset Acquisition Corp. Announce Upsized USD 146 million PIPE with New Commitment from Ilmarinen

●	IQM in conjunction with its SPAC partner, Real Asset Acquisition Corp., increased commitments to its PIPE due to upsized demand.

●	This additional commitment comes from a new investor, Ilmarinen, one of Finland’s largest private earnings-related pension insurance companies. This brings total PIPE commitments from leading new and existing investors to over USD 146 million.

●	The transaction values IQM at a pre-money equity valuation of approximately USD 1.8 billion and a cash position expected to be up to EUR 406 million (USD 477 million 1).

●	Significant business momentum, with 2025 revenue of EUR 31 million (USD 36 million2).

PRINCETON, NJ & ESPOO, FINLAND | 2 June 2026 | IQM Finland Oy, a global leader in full-stack superconducting quantum computers (“IQM”, “IQM Quantum Computers” or the “Company”) and Real Asset Acquisition Corp. (Nasdaq: RAAQ), a special purpose acquisition company (“RAAQ”), today announced an additional PIPE commitment from Ilmarinen in connection with the previously announced business combination between IQM and RAAQ. Ilmarinen’s new commitment comes alongside commitments from other leading institutional investors in the previously announced USD 134 million PIPE.

The incremental PIPE provides additional funding on top of the previously announced USD 134 million in PIPE financing proceeds to be used to accelerate IQM’s technology and commercial development towards fault-tolerant quantum computing, further advancing its position as a leading provider of quantum computers.

Headquartered in Finland, IQM plans to list its American Depositary Shares on the Nasdaq Stock Market in the U.S. and its ordinary shares on the Helsinki stock exchange in connection with the completion of this transaction. Ahead of the listing, investment exposure to IQM is available to the public by investing in its special purpose acquisition company partner, Real Asset Acquisition Corp. (Nasdaq: RAAQ).

IQM is a quantum computing company that builds full stack, open-architecture quantum computers that can be deployed on-premise or accessed via the cloud. IQM operates a vertically integrated business model, boasting a unique combination of proprietary infrastructure from their own chip design tool and software developer platform, to a quantum chip fab, assembly line and data center, allowing the company to accelerate its innovation cycles, deliver best-in-class quantum computing to its customers and enabling the quantum ecosystem to grow.

Jan Goetz, Co-Founder and Chief Executive Officer, IQM, said: “We’re pleased to see such strong investor demand, particularly with the addition of Ilmarinen. This upsized commitment from one of Finland’s largest private earnings-related pension insurance companies underscores confidence in our technology roadmap and the progress we’re making with our Production Quantum – a model where our customers own the system, operate it, and grow with it. This commitment signals that the market recognizes our product readiness and the real value we’re delivering to customers tackling some of the world’s most complex problems.”

Peter Ort, Chief Executive Officer and Co-Chairman, Real Asset Acquisition Corp, said: “We reopened the PIPE because the demand is there from institutional investors who recognize what IQM has built — operational quantum computers, active customer deployments, and a commercial foundation that most of the quantum sector has yet to achieve. This capital positions us to scale aggressively into that lead.”

The securities being sold in the PIPE financing have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws and accordingly may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Conference Call Information

Management of IQM and RAAQ previously hosted an investor conference call to discuss the transaction and review an investor presentation. Interested investors can access a webcast recording of the conference call by visiting https://iqm.tech/investors/.

Advisors

J.P. Morgan SE is serving as financial advisor and capital market advisor to IQM. J.P. Morgan Securities LLC and TD Cowen are serving as PIPE placement agents to IQM. Rothschild & Co is serving as financial advisor and capital markets advisor to IQM and its Board of Directors. TD Cowen is serving as financial advisor and capital markets advisor to RAAQ. Cohen & Company Capital Markets is serving as a capital markets advisor to RAAQ. Cooley LLP and Borenius Attorneys Ltd are serving as legal advisors to IQM, and Perkins Coie LLP, Krogerus Attorneys Ltd and Conyers Dill & Pearman LLP are serving as legal advisors to RAAQ. DLA Piper LLP (US) is serving as legal advisor to J.P. Morgan Securities LLC and TD Cowen. The Blueshirt Group is serving as investor relations advisor to IQM.

About IQM Quantum Computers

IQM Finland Oy (“IQM Quantum Computers”, “IQM”, “the company”) is a global leader in superconducting quantum computers, delivering full-stack quantum computers and cloud platform access to research institutions, universities, high-performance computing centers, national laboratories and enterprises worldwide. IQM’s on-premises deployment model gives customers direct ownership and control of their quantum infrastructure. Founded in 2018, headquartered in Finland, it has over 350 employees. IQM operates across Europe, Asia, and North America. IQM has filed an F-4 registration statement to the SEC with the intention to become the first publicly listed European quantum company on Nasdaq Global Exchange in the U.S by merging with Real Asset Acquisition Corp. (Nasdaq: RAAQ).

About Real Asset Acquisition Corp.

Based in Princeton, NJ, Real Asset Acquisition Corp. is a Nasdaq-listed (Nasdaq: RAAQ) special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. The RAAQ team includes seasoned quantum computing experts with deep technical and industry experience.

1 Assuming no redemptions from RAAQ public shareholders

2 ECB reference exchange rate of EUR/USD of 1.175 as of December 31, 2025

Additional Information About the Proposed Transaction and Where to Find It

In connection with the business combination, IQM has filed a registration statement on Form F-4 (the “Registration Statement”), including a proxy statement/prospectus that will be mailed to RAAQ’s shareholders in connection with its extraordinary general meeting to be held to approve the business combination (the “Extraordinary General Meeting”). The Registration Statement, including the proxy statement/prospectus contained therein, contains important information about the proposed business combination and the other matters to be voted upon at the Extraordinary General Meeting. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. RAAQ and IQM may also file other documents with the SEC regarding the proposed business combination. RAAQ’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about RAAQ, IQM and the proposed business combination. Shareholders may obtain copies of the Registration Statement, including the preliminary or definitive proxy statement/prospectus contained therein, and the other documents filed or that will be filed by RAAQ and IQM with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information” within the meaning of applicable non-U.S. securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based upon current estimates and assumptions that, while considered reasonable by IQM and its management, and RAAQ and its management, as the case may be, are inherently uncertain. These statements include: projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections regarding the Company’s ability to commercialize new products and technologies; projections of development and commercialization costs and timelines; expectations regarding the Company’s ability to execute its business model and the expected financial benefits of such model; expectations regarding the Company’s ability to attract, retain and expand its customer base; the Company’s deployment of proceeds from capital raising transactions; the Company’s expectations concerning relationships with strategic partners, suppliers, governments, state-funded entities, regulatory bodies and other third parties; the Company’s ability to maintain, protect and enhance its intellectual property; future ventures or investments in companies, products, services or technologies; development of favorable regulations affecting the Company’s markets; the successful consummation and potential benefits of the proposed business combination and expectations related to its terms and timing; the stock exchanges on which the securities of the combined company are expected to trade; proceeds from the business combination and related PIPE; funds received by the combined company from RAAQ’s trust account and redemptions by RAAQ’s public shareholders; the Company’s ability to commercialize its hardware and software; the expectation that the Company is building the sovereign infrastructure that allows quantum ecosystems to grow; and the potential for the Company to increase in value.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of the Company and RAAQ.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause the actual results of the combined company following the proposed transaction, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that the Company is pursuing an emerging technology, which faces significant technical challenges and may not achieve commercialization or market acceptance; the Company’s historical net losses and limited operating history; the Company’s expectations regarding future financial performance, capital requirements and unit economics; the Company’s use and reporting of business and operational metrics; the Company’s competitive landscape; the Company’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the potential need for additional future financing; the Company’s concentration of revenue in contracts with government or state-funded entities; the Company’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; the Company’s reliance on strategic partners and other third parties; the Company’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use, rate of adoption and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required shareholder and regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of RAAQ could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against the Company or RAAQ; failure to realize the anticipated benefits of the proposed transaction; the ability of IQM or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described in RAAQ’s and the Company’s filings with the SEC. These forward-looking statements are based on certain assumptions, including that none of the risks identified above materialize; that there are no unforeseen changes to economic and market conditions, and that no significant events occur outside the ordinary course of business. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by the Company, RAAQ or the combined company resulting from the proposed business combination with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of the Company’s and RAAQ’s management as of the date of this communication; subsequent events and developments may cause their assessments to change. While the Company and RAAQ may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so, unless required by applicable securities laws. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. An investment in RAAQ is not an investment in any of RAAQ’s founders’ or sponsors past investments, companies, or affiliated funds. The historical results of those investments are not indicative of future performance of RAAQ, which may differ materially from the performance of RAAQ’s founders’ or sponsors past investments.

Participants in the Solicitation

RAAQ, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from RAAQ’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of RAAQ’s shareholders in connection with the proposed transaction will be set forth in the Registration Statement, including the proxy statement/prospectus contained therein. You can find more information about RAAQ’s directors and executive officers in RAAQ’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 3, 2026 and in the subsequent Quarterly Reports on Form 10-Q filed by RAAQ with the SEC. Shareholders, potential investors, and other interested persons should read the Registration Statement, including the definitive proxy statement/prospectus contained therein, carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction, including any European Economic Area member state or the United Kingdom. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Any potential dual listing of IQM’s ordinary shares on the Helsinki stock exchange referred to in this communication would be made by means of a prospectus as set out in the EU Prospectus Regulation. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contacts

Media contact:

Michael Bruce

PR Manager

press@iqm.tech

Investor contact:

Blair Robertson

VP, Strategy

ir@iqm.tech

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